UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
April 21, 2017
(Date of earliest event reported)

SOUTH JERSEY GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	0-22211	21-0398330
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 South Jersey Plaza, Folsom, New Jersey 08037
(Address of principal executive offices, including zip code)

(609) 561-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2017, the Board of Directors (the "Board") of South Jersey Gas Company (the "Company") announced that Messrs. Thomas A. Bracken, Victor A. Fortkiewicz, Jeffrey DuBois and Ms. Sunita Holzer did not stand for re-election as Directors of the Company. The Board elected Messrs. Stephen H. Clark, David Robbins, Jr., and Ms. Gina Merritt-Epps as new directors effective as of April 21, 2017 (the "Effective Date"). Mr. Robbins serves as President of South Jersey Gas Company. Mr. Clark is currently Executive Vice President and Chief Financial Officer and Ms. Merritt-Epps is Executive Vice President, General Counsel and Corporate Secretary of the Company. Their respective appointments will be for a term expiring at the 2018 annual meeting of stockholders.

The Company also announced several management changes:

•
Mr. Paul Zuccarino was promoted to Senior Vice President and Chief Operations Officer for the Company. In his new role, Mr. Zuccarino will have responsibility for the newly combined Engineering and Distribution Operations teams. Mr. Zuccarino was previously Senior Vice President of Distribution Operations.

•
Mr. Stephen Poniatowicz was appointed Senior Vice President, CNG and Building Management. In his new role, Mr. Poniatowicz will oversee all efforts related to CNG operations for the Company as well as oversight and management of the construction of the new Atlantic City headquarters, and overall facilities management. Mr. Poniatowicz was previously a Vice President of South Jersey Energy Solutions, LLC.

•
Mr. Robert Fatzinger is transferring from the Company to South Jersey Energy Solutions, LLC, an affiliate of South Jersey Industries, Inc. In his new role as Senior Vice President and Chief Operating Officer of Marina Energy, LLC and SJI Midstream, Mr. Fatzinger will have oversight for the daily operations of these businesses.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2017, the Board approved an amendment to Section 1 of Article II of the Company’s Bylaws to decrease the authorized number of directors from six (6) to five (5).

The foregoing description is qualified in its entirety by reference to the Bylaws of South Jersey Gas Company, as amended and restated through April 21, 2017, as filed herewith as Exhibit 3.2(ii).

Item 9.01	Financial Statements and Exhibits

Exhibit Index

Exhibit No.	Description
3.2(ii)	Bylaws of South Jersey Gas Company, as amended and restated through April 21, 2017.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH JERSEY GAS COMPANY

Date: April 24, 2017	/s/ Gina Merritt-Epps
Gina Merritt-Epps, Esq.
Executive Vice President, General Counsel & Corporate Secretary